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                      METROPOLITAN LIFE INSURANCE COMPANY

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                                   METFLEX,
                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

      SUPPLEMENT DATED JUNE 24, 2011 TO THE PROSPECTUS DATED MAY 1, 2011

This supplement updates certain information contained in the Prospectus for the above referenced variable life insurance policy.

Effective immediately and until further notice, we will no longer accept premium payments or transfers of cash value into T. Rowe Price Mid Cap Growth Portfolio of Met Investors Series Trust (the "Portfolio") except for transfers made under the Rebalancer(R) or Allocator/SM/ programs in effect at the time of the closing.

Any new premium payments that continue to be directed towards the Portfolio will instead be returned to the Policy Owner. We will, however, attempt to obtain new premium allocation instructions from the Policy Owner prior to returning the premium payments.

If you have any questions, please contact us by calling 1-908-253-1400 or call your registered representative.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.



                                                                   MetFlex.6/11